SUPPLEMENT TO THE SUMMARY PROSPECTUS
The date of this supplement is August 28, 2018.

MFS® High Yield Pooled Portfolio

Effective on or about November 1, 2018, the first paragraph in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
You may purchase and redeem shares of the fund each day the New York Stock Exchange (the "NYSE") is open for trading by contacting MFS Service Center, Inc. (MFSC), P.O. Box 219341, Kansas City, MO 64121-9341 or 1-800-225-2606. There are no initial or subsequent investment requirements.

1035850           1                         HYP-SUP-II-082818